May 2, 2019

THE DREYFUS SUSTAINABLE U.S. EQUITY FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

dated September 28, 2018

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is Dreyfus and the fund's sub-adviser is Newton, an affiliate of Dreyfus.

Jeff Munroe, Yuko Takano and Rob Stewart are the fund's primary portfolio managers.  Mr. Munroe has held that position since May 2017 and Ms. Takano and Mr. Stewart have each held that position since May 2019.  Mr. Munroe is the investment leader of the Global Equity team at Newton.  Ms. Takano is a member of the Global Equity team and a portfolio manager on the Sustainable Global Equity strategy at Newton.  Mr. Stewart is Head of Responsible Research at Newton.  Newton's Responsible Research team is responsible for fundamental ESG research and analysis, controversy monitoring, company engagement and active proxy voting.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the prospectus:

Jeff Munroe, Yuko Takano and Rob Stewart are the fund's primary portfolio managers.  Mr. Munroe has held that position since May 2017 and Ms. Takano and Mr. Stewart have each held that position since May 2019.  Mr. Munroe is the investment leader of the Global Equity team at Newton, where he has been employed since 1993.  Ms. Takano is a member of the Global Equity team and a portfolio manager on the Sustainable Global Equity strategy at Newton.  She joined Newton in 2011.  Mr. Stewart is Head of Responsible Research at Newton.  He joined Newton in 2003.  Newton's Responsible Research team is responsible for fundamental ESG research and analysis, controversy monitoring, company engagement and active proxy voting.

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May 2, 2019

THE DREYFUS SUSTAINABLE U.S. EQUITY FUND, INC.

Supplement to Current Statement of Additional Information

The following information supplements and supersedes any contrary portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the fund's portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus.  See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers
DSUSEF	N/A

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Rob Stewart[1]	None	N/A	1	$136M	30	$1.2B
Yuko Takano[1]	1	$30M	3	$527M	1	$0

1  Because Mr. Stewart and Ms. Takano became primary portfolio managers of DSUSEF as of May 2, 2019, their information is as of January 31, 2019.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Rob Stewart	Other Accounts	2	$79M
Yuko Takano	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Rob Stewart	DSUSEF[2]	None
Yuko Takano	DSUSEF[2]	None

2  Mr. Stewart and Ms. Takano became primary portfolio managers of DSUSEF as of May 2, 2019, and as of that date did not own shares of the fund.

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